OPTION AGREEMENT
                                ----------------


                  THIS OPTION AGREEMENT, made and entered into this 7th day of July, 1995, by and among Keymarket of South Carolina, Inc, ("South Carolina"), Kerby E, Confer ("Confer") and River City
Broadcasting, L.P. ("River City"),

                                R E C I T A L S:

                  1. South Carolina is the licensee of, and owns and operates radio stations WFBC-AM and WFBC-FM, Greenville, South Carolina and WORD-AM, Spartanburg, South Carolina (the "Owned Stations") and is a party to that certain Time Brokerage Agreement dated as of August 30, 1994 by and between South Carolina and Spartan Radiocasting Company (the "LMA Agreement") and an option Agreement dated as of August 30, 1994 by and between South Carolina and Spartanburg Radiocasting Company (the "LMA Option Agreement") each relating to Radio Stations WSPA-AM and WSPA-FM Spartanburg, South Carolina (the "LMA Stations").

                  2. Concurrent with the execution hereof, River City is making a loan to South Carolina pursuant to the terms of that certain Loan Agreement between River City and South Carolina dated of even date herewith,

                  3. South Carolina desires to grant to River City an option to purchase the assets of South Carolina on the terms and conditions set forth herein and Confer desires to grant to River City an option to purchase all of the issued and outstanding stock of South Carolina on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, the loan to be made by River City pursuant to the Loan Agreement and the mutual covenants, warranties, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that:

                  1. Option. (a) South Carolina hereby gives, grants, transfers and conveys unto River City, and its successors and assigns, the sole and exclusive right, privilege and option to purchase (the "Asset Option"), on the terms and conditions hereinafter set forth, all of the tangible and intangible personal property, licenses, authorizations and certain leases, contracts and agreements relating to the operation of the Owned Stations including, without limitation, all rights under the LMA Agreement and the LMA Option Agreement (the "Asset Option Property"), and including without limitation, that property described below:

                  (i) All of the licenses and other authorizations issued by the
                  Federal   communications   Commission   (the  "FCC")  for  the
                  operation of the Owned Stations;

                  (ii) All of the tangible personal property now existing or hereafter acquired and used or useful in the operation of the Owned Stations;

                  (iii) All of the intangible personal property now existing or hereafter acquired, including cash and accounts receivable of South Carolina;

                  (iv) The fee simple and leasehold interests in real property of South Carolina used or useful in the operation of the Owned Stations as specified in the Asset Purchase Agreement or the Stock Purchase Agreement;

                  (v) The contracts, agreements and other leases of South Carolina specified in the Asset Purchase Agreement or Stock Purchase Agreement (as defined below) or which River City elects to assume, including without limitation, the LMA Agreement and the Option Agreement; and

                  (vi) Any assets of any nature owned by South Carolina and used or useful in connection with the LMA Stations.

                  Should River City exercise the Asset Option, the Asset option Property shall be assigned, transferred and conveyed by South Carolina to River City (or its successors or assigns), by good and sufficient bill of sale and/or other documents of transfer, all in form and substance satisfactory to River City, free and clear of all liens, charges, encumbrances, debts, liabilities and obligations whatsoever, other than those solely in favor of River City.

                           (b)      Confer hereby gives, grants, transfers and
conveys unto River City, and its successors and assigns, the sole and exclusive right, privilege and option to purchase (the "Stock option"), all of the issued and outstanding capital stock of South Carolina all of which is described on Exhibit A hereto (the "Stock option Property"). Should River City exercise the Stock Option, the Stock Option Property shall be assigned, transferred and conveyed by Confer to River City (or its successors or assigns), by good and sufficient instruments of transfer, including stock powers executed in blank, in form and substance satisfactory to River City, free and clear of all liens, charges, encumbrances, debts, liabilities and obligations whatsoever, other than those solely in favor of River City.

                           (c) The  consideration  payable for the Asset  Option
Property shall be equal to the sum of One Million Dollars ($1,000,000) plus the cancellation of the outstanding principal amount of the loans made to South Carolina pursuant to the loan Agreement and any accrued and unpaid interest thereon. The consideration payable for the Stock Option property shall be equal to the sum of One Million Dollars ($1,000,000).

                  2. Period of Option. The Asset Option and the Stock Option shall be exercisable at any time during the period from and after the date hereof, but on or prior to the date thirty (30) days after the date on which the Federal Communications Commission ("FCC") grant of the 1995 license renewal application for each of the Owned Stations for the full license term and such grant has become a Final Order (as hereinafter defined); provided that in no event may the Asset Option or Stock Option be exercised more than five years after the date hereof. Final order means an action or order by the FCC (a) that has not been reversed, stayed, enjoined, set aside, annulled or suspended, and
(b) with respect to which (i) no requests have been filed for administrative or judicial review, reconsideration, appeal or stay and the FCC has not initiated a review of such action or order on its own motion and the periods provided by statute or FCC regulations for filing any such requests and for the FCC to set aside the action on its own motion have expired, or (ii) in the event of review, reconsideration or appeal, the period provided by statute or FCC regulations for further review, reconsideration or appeal has expired. The parties hereto agree that Buyer shall have no obligation to exercise either the Asset option or the Stock Option, or any liability for failing to exercise either the Asset Option or the Stock Option.

                  3. Exercise of Option. The parties hereto agree that within three (3) business days after the exercise of the Asset Option, South Carolina and River City (or its successor or assigns) shall enter into an Asset Purchase Agreement, such document to be substantially in the form annexed hereto as Exhibit B (the "Asset Purchase Agreement") (subject to (i) changes relating to the name, organization and other similar matters relating to the buyer in the event of assignment by River City; (ii), updates to the exhibits reflecting changes since the date hereof; (iii) changes necessary to reflect inclusion of any assets acquired as a result of the exercise, if any, of the LMA Option Agreement; and (iv) such other changes as may be reasonably requested by River City. In the event that River City exercises the Stock Option, River City and Confer agree that they (or River City's successors or assigns) shall within three (3) business days after the exercise of the Stock Option, enter into a Stock Purchase Agreement, such document to be substantially in the form annexed hereto as Exhibit C (the "Stock Purchase Agreement"), and subject to additional changes of the type referred to in clauses (i), (ii), (iii) and (iv) of the preceding sentence,

                   4.   Representations,   Covenants  and  Warranties  of  South
Carolina. South Carolina represents, warrants, and covenants to River City as follows:

                  (a) That South Carolina is now, and for so long as this Agreement shall be in effect, will be a corporation duly organized, validly existing, and in good standing under the laws of South Carolina.

                  (b) That South Carolina is now, and for so long as this Agreement shall be in effect, will be the holder of the broadcast licenses and other authorizations issued by the FCC and necessary for the operation of the Owned Stations;

                  (c) That South Carolina does not know of, or have any reasonable grounds to know of any:

                           (i) Litigation or proceeding pending or threatened against or relating to the Owned Stations, the LMA Stations or their respective properties or business;

                           (ii) Basis for any current or prospective governmental investigation or action relative to the Owned Stations, the LMA Stations or their respective properties or business;

                  (d) That should River City exercise the Asset Option or the Stock Option, South Carolina does not know of any facts which would cause the Commission to deny its consent to the assignment of the Station's licenses to River city (subject to receipt of the waiver described in Section 5 of the Asset Purchase Agreement and Section 5 of the Stock Purchase Agreement, as applicable); and

                  (e) That execution, delivery and performance of this Agreement has been authorized by all necessary corporate action on the part of South Carolina and does not violate, conflict with or cause a breach or default under, any law, rule, regulation, license, agreement or contract to which South Carolina is subject, bound or a party and this Agreement constitutes the legal, valid and binding obligation of South Carolina, enforceable in accordance with its terms; and

                  (f) That South Carolina shall not issue any additional capital stock to any person or entity or grant any options, warrants, or other rights of any nature to acquire capital stock.

                  5. Representations, Warranties and Covenants of River City. River City represents, warrants, and covenants to South Carolina and Confer:

                      That execution, delivery and performance of this Agreement has been authorized by all necessary partnership action on the part of River City and this Agreement and constitutes the legal, valid and binding obligation of River City, enforceable in accordance with its terms.

                  6. Representations, Warranties and Covenants of Confer. Confer represents, warrants and covenants to River City:

                  (a) That to his knowledge, the representations and warranties of South Carolina made herein are true and correct;

                  (b) The authorized, issued and outstanding capital stock of South Carolina is as set forth on Exhibit A hereto. Confer is the beneficial and record owner of all of the issued and outstanding capital stock of South Carolina. There are no outstanding options, warrants, or other rights of any nature to relate in any manner to the right to acquire, purchase or redeem capital stock of South Carolina; and

                  (c) That Confer has all necessary power, authority and capacity to execute, deliver and perform this Agreement, that such execution, delivery and performance does not violate, conflict with or cause a breach or default under any law, rule, regulation, license, agreement or contract to which Confer is subject, bound or a party and this Agreement constitutes the legal, valid and binding obligation of Confer, enforceable in accordance with its terms.

                  7. Consummation of Agreement. Subject to the express terms and conditions of this Agreement, and without expanding such terms and conditions, South Carolina, Confer and Buyer shall cooperate fully with each other and their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement and will each use their respective commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement so that the transactions contemplated hereby shall be consummated.

                  8. Memorandum. South Carolina and River City shall execute contemporaneously herewith a memorandum briefly outlining the existence of this Agreement, an original copy of which shall be delivered to River City for filing in such place of records as River City shall determine.

                  9. Specific Performance. South Carolina and Confer acknowledge and agree that, due to the unique nature of the subject matter or this Agreement, River City (and its assigns) would suffer irreparable damages in the event of a breach of this Agreement, which damages could not adequately be compensated except by specific performance of this Agreement. Accordingly, without limiting any other remedy that may be available to River city (or its successor and assigns) at law or equity, in the event of a breach by South Carolina or Confer of this Agreement, it is agreed that River City (or its successor and assigns) shall be entitled to temporary and permanent injunctive relief, including, but not limited to, specific performance hereof, without any showing of actual damage or inadequacy of legal remedy, in any proceeding before a court of law with proper jurisdiction to hear the matter, which may be brought to enforce this Agreement. South Carolina and Confer hereby waive any defense that there is an adequate remedy at law for such breach of this Agreement.

                  10. Confidentiality. South Carolina, Confer and River City agree to keep confidential and to cause their respective employees, counsel, accountants and other representatives to keep confidential, the term and provisions of this Agreement as well as all documents and other information and data, whether written or oral, relating to any of the other parties hereto, furnished by any other party hereto or such party's representatives. Nothing contained herein shall prevent any party from disclosing the terms and provisions of this Agreement or delivering any documents, or disclosing other information or data relating to any other party (a) in connection with any legal proceedings to which it is a party (or otherwise pursuant to a subpoena) or pursuant to the request of a court or governmental authority or otherwise to the extent required by law, (b) to such party's consultants, advisors, counsel, accountants, lenders and potential lenders, and investors or partners or potential investors or partners, (c) by River City to any assignee or potential assignee and such assignee or potential assignee's consultants, advisors, counsel, accountants, lenders and Potential lenders and investors and potential investors or partners; and (d) in connection with any filings with the FCC or pursuant to Section 8 hereof.

                  11. Other Agreements, (a) So long as the Asset Option or Stock Option may be exercised hereunder, South Carolina and Confer shall not, and shall not permit any of their respective affiliates to, directly or indirectly
(i) solicit or encourage inquiries or offers from, or initiate or engage in negotiations or substantive discussions with, any person or entity other than River City (or its successor or assigns) with respect to the sale, exchange, transfer or dispositions of the respective assets (or any portion thereof) of South Carolina or the stock (or any portion thereof) of South Carolina; (ii) enter into any agreement with any person or entity other than River City (or its successor or assigns) with respect to the sale, exchange, transfer or other disposition of the respective assets (or any portion thereof) of South Carolina or the stock (or any portion thereof) of South Carolina; or (iii) afford access to the books, records or properties of South Carolina or Confer relating to the respective assets (or any portion thereof) of South Carolina or the stock (or any portion thereof) of South Carolina to any person or entity other than River City (or its successor or assigns) that may be considering any commercial arrangement involving the sale, exchange, transfer or other disposition of the assets (or any portion thereof) of South Carolina or the stock (or any portion thereof) of South Carolina.

                  (b) South Carolina and Confer shall from and after the date of this Agreement until the earlier of the expiration of the Asset Option or the Stock Option, as the case may be, or the consummation of the Asset Purchase Agreement or the Stock Purchase Agreement, as the case may be, cause the business of South Carolina to be conducted in the ordinary and usual course, consistent with past practice and in accordance with the covenants and agreements set forth in Articles V and VI of the Loan Agreement and shall not take any other action that would hinder or impair the exercise of the Asset Option or Stock Option or the purchase of the assets of South Carolina or the purchase of the stock of South Carolina.

                  (c) If requested by River City, subject to and in accordance with the terms of the LMA Option Agreement, South Carolina shall exercise its rights under the LMA Option Agreement.

                  12. Expenses. Whether or not the transactions contemplated hereby are consummated, except as otherwise expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses,

                  13. Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement,

                  14. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of South Carolina, Confer and Buyer.

                  15. Waiver of Compliance: Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 15.

                  16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by Federal Express or other comparable nationally recognized courier service (receipt requested) or by facsimile transmission, telexed or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                  To South Carolina and Confer:
                  -----------------------------

                  Keymarket Communications, Inc,
                  2743 Perimeter Parkway
                  Building 100, Suite 250
                  Augusta, Georgia 30909
                  Attention:  Mr, Donald J, Alt
                  Telephone:  (706) 855-0555
                  Telecopy:  (706) 855-1955

                  Copies to:
                  ----------

                  Joel B. Piassick, Esq,
                  Kilpatrick & Cody
                  1100 Peachtree Street
                  Suite 2800
                  Atlanta, Georgia 30309
                  Telephone:  (404) 815-6527
                  Telecopy:  (404) 815 6555

                  Robert F, Wright, Jr,, Esq.
                  2743 Perimeter Parkway
                  Building 100, Suite 250
                  Augusta, Georgia 30909
                  Telephone: (706) 860-1095
                  Telecopy:  (706) 855-1955

                  Mr. Richard A. Churchill
                  MC Partners
                  75 State Street
                  Suite 2500
                  Boston, Massachusetts 02109
                  Telephone: (617) 345-7200
                  Telecopy:  (617) 345-7201

                  Bruce E. Rogoff, Esq.
                  Mintz, Levint, Cohn, Ferris,
                  Glovsky and Popeo, P.C.
                  One Financial Center
                  Boston, Massachusetts 02111
                  Telephone:  (617) 542-6000
                  Telecopy:   (617) 542-2241

                  To Buyer:
                  ---------

                  c/o River City Broadcasting, L.P.,
                  1215 Cole Street
                  St. Louis, Missouri 63106
                  Attention:  Mr. Larry D. Marcus
                  Telephone:  (314) 259-5700
                  Telecopy:   (314) 259-5709

                  Copies to:
                  ----------

                  John T. Byrnes, Esq.
                  Dow, Lohnes & Albertson
                  1255 23rd Street, N.W.
                  Suite 500
                  Washington, D.C. 20037
                  Telephone:  (202) 857-2518
                  Telecopy:   (202) 857-2900

                  17. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as provided for herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by South Carolina or Confer without the prior written consent of Buyer.

                  The parties agree as follows:

                           (a) Without the consent of South  Carolina or Confer,
Buyer may assign its rights and obligations under this Agreement to any other party or parties. To the extent this Agreement is assigned by Buyer in accordance with the terms of this Section 17 to a party that is not an Affiliate of Buyer, upon such assignment Buyer shall have no further obligations under this Agreement and South Carolina's and Confer's only recourse under this Agreement shall be against such assignee of Buyer.

                           (b)  Except  as  expressly   provided  herein,   this
Agreement is not intended to, and shall not, confer upon any other person except the parties hereto any rights or remedies hereunder.

                  18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI (BUT NOT THE LAWS PERTAINING TO CHOICE OF LAW) AS TO ALL MATTERS, INCLUDING BUT NOT LIMITED TO MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES.

                  19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  20. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  21. Entire Agreement. This Agreement, including the Exhibits hereto and the documents, delivered pursuant to the Agreement or other written agreements referring specifically to this Agreement, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. The Exhibits hereto are an integral part of this Agreement and are incorporated by reference herein. This Agreement supersedes all prior negotiations, agreements and understandings between the parties with respect to the transactions contemplated by this Agreement and all letters of intent and other writings executed prior to the date hereof relating to such negotiations, agreements and understandings.

                  22. Severability, If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

                  23. Press Releases. No press releases or other public announcements concerning this Agreement or the transactions contemplated hereby shall be made by any party hereto without the prior written consent of the other party unless the first such party is legally compelled to do so.

                  24. Publicity.  Neither South Carolina, Confer nor Buyer shall make or issue or cause to be made or issued, any announcement (written or oral) concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party, This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall provide a draft copy thereof to the other party hereto, and consult with such other party concerning the timing and content of such announcement, before such announcement is made.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the day and year first written above.


                                            RIVER CITY BROADCASTING, L.P.

                                            By: BETTER COMMUNICATIONS, INC.,
                                                General Partner



                                            By: /s/ LarryD. Marcus
                                                --------------------------
                                                Name:   LARRY D. MARCUS
                                                Title:  VICE PRESIDENT



                                            KEYMARKET OF SOUTH CAROLINA, INC.



                                            By: /s/Kerby E. Confer
                                               ----------------------------
                                                Name:
                                                Title


                                            /s/ Kerby E. Confer
                                            ----------------------------------
                                                     Kerby E. Confer

                                    EXHIBIT A

                       AUTHORIZED, ISSUED AND OUTSTANDING
                         CAPITAL STOCK OF SOUTH CAROLINA


                  The authorized capital stock of Keymarket of South Carolina, Inc, consists of 100,000 shares of Common Stock, par value $1,00 per share, 1,000 shares of which are issued and outstanding and none of which are held as treasury stock.

                          EXHIBIT B TO OPTION AGREEMENT
                          -----------------------------



                            ASSET PURCHASE AGREEMENT



                                  BY AND AMONG



                          RIVER CITY BROADCASTING, L.P.
                                       AND
                        KEYMARKET OF SOUTH CAROLINA, INC.



                          ---------------------, ------

                                TABLE OF CONTENTS
                                -----------------


Section 1.     Assets to Be Conveyed...........................................1
Section 2.     Purchase Price..................................................3
Section 3.     Assumption of Liabilities.......................................3
Section 4.     Representations, Covenants and Warranties
               of Seller.......................................................3
Section 5.     Representations, Warranties and Covenants
               of Buyer........................................................5
Section 6.     Adjustments.....................................................5
Section 7.     Expenses........................................................5
Section 8.     Obligations of the Parties Before Closing.......................6
Section 9.     Contingency of Obligations of Buyer.............................6
Section 10.    Contingency of Obligations of Seller............................7
Section 11.    Further Closing Documents.......................................8
Section 12.    Application to Commission.......................................9
Section 13.    Commission Approval............................................10
Section 14.    Remedies of Parties Upon Default...............................10
Section 15.    Damage to Seller's Properties..................................10
Section 16.    Closing........................................................11
Section 17.    Notices........................................................11
Section 18.    Survival.......................................................12
Section 19.    Commissions....................................................13
Section 20.    Further Assurances.............................................13
Section 21.    Amendment and Modification.....................................13
Section 22.    Waiver Of Compliance; Consents.................................13
Section 23.    Assignment.....................................................14

Section 24.    Governing Law..................................................14
Section 25.    Counterparts...................................................14
Section 26.    Headings.......................................................14
Section 27.    Entire Agreement...............................................14
Section 28.    Severability...................................................15
Section 29.    Press Releases.................................................15
Section 30.    Publicity......................................................15
Section 31.    Employee Matters...............................................15
Section 32.    Control of the Stations........................................17

                            ASSET PURCHASE AGREEMENT


                  THIS AGREEMENT, made and entered into this ____ day of ___________________, _______, by and between KEYMARKET OF SOUTH CAROLINA, INC., a South Carolina corporation ("Seller"), and RIVER CITY BROADCASTING, L.P., a Delaware limited partnership ("Buyer").


                                   WITNESSETH:

                  WHEREAS, Seller is the licensee of, and owns and operates radio stations WFBC-AM and WFBC-FM, Greenville, South Carolina and WORD-AM, Spartanburg,, South Carolina (the "Owned Stations") and is a party to that certain Time Brokerage Agreement dated as of August 30, 1994 by and between South Carolina and Spartanburg Radiocasting Company (the "LMA Agreement") and an Option Agreement dated as of August 30, 1994 by and between South Carolina and Spartanburg Radiocasting Company (the "LMA Option Agreement") each relating to Radio Stations WSPA-AM and WSPA-FM Spartanburg, South Carolina (the "LMA Stations"). The Owned Stations and the LMA Stations are individually referred to herein as a "Station" and collectively as the "Stations."

                  WHEREAS,   Seller  desires  to  sell,  and  Buyer  desires  to
purchase, all of the tangible and intangible personal property of Seller, subject only to certain specified exceptions; and

                  WHEREAS, Buyer desires to obtain, and Seller is willing to allow Buyer to obtain, the assignment of the authorizations issued by the Federal Communications Commission ("Commission") for the operation of the Owned Stations and any other licenses, permits or authorizations issued by any governmental or regulatory agency in connection with the operation of the owned Stations; and

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, warranties and agreements between the parties contained herein, the parties hereby agree that:

                  Section 1. Assets to Be Conveyed. On the "Closing Date", as defined in Section 16 hereof, Seller will assign, transfer, sell, convey and deliver to Buyer the licenses and authorizations relating to the Owned Stations, and all of the tangible and intangible personal property, leasehold interests in real property, and agreements and contracts of Seller, as described below:

                           (a)      Subject to Commission approval, all legally
assignable licenses, permits, authorizations, consents, franchises and certificates of compliance issued by the Commission, and any other governmental or regulatory agency that are required in connection with the operation of the Owned Stations (hereinafter referred to as the "Licenses");

                           (b) All of the tangible  personal property of Seller,
including, without limitation, all equipment, machinery, fixtures, furniture, leasehold improvements, vehicles, transmitters, receivers, transformers, antennas, tower, equipment, records and tapes so used;

                           (c)  All  of  the  intangible  personal  property  of
Seller, and specifically including any cash, accounts receivable, prepaid items and general ledgers, of Seller;

                           (d) The real  property  interests  held in fee simple
and leasehold interests in real property of Seller used or useful in the operation of the Owned Stations that are set forth in Section 4.6 of the Disclosure Schedule to the Loan Agreement dated as of _________________, 1995 by and between Seller and Buyer (the "Loan Agreement") and real property fee simple interests acquired or leasehold interests entered into after the date of the Loan Agreement as permitted in accordance with the terms of the Loan Agreement;

                           (e) The contracts and agreements of Seller, including
the LMA Agreement and the Option Agreement, that are either set forth in Section
4.8 of the Disclosure Schedule to the Loan Agreement or are not required to be set forth in the Disclosure Schedule under the provisions of Section 4.8 of the Loan Agreement and those contracts and agreements entered into after the date of the Loan Agreement as permitted in accordance with the terms of the Loan Agreement;

                           (f) The call letters and all trademarks,  tradenames,
service marks, copyrights, jingles, slogans, permits, franchises, and property rights and interests required in the operation of the Owned Stations; and

                           (g)     All business and governmental records (except
corporate records and tax returns of Seller) and Commission files relating to the operation of the Owned Stations, including without limitation, purchase and sale order files, mailing lists, advertisers lists, sales materials and records, personnel files, and medium materials, provided, that Buyer and Seller shall each have full access after the Closing to such records held by the other party relating to the operation of the Station by Seller for the purpose of bookkeeping, tax preparation, accounting procedures and for such other purposes as may be reasonably necessary or proper.

                  The foregoing licenses authorizations, tangible and intangible personal property, fee simple real property interests, leasehold interests in real property, contracts and agreements

("Station Assets") are to be assigned, transferred and conveyed to Buyer, by good and sufficient bill of sale and/or other documents of transfer, free and clear of all liens, charges, encumbrances, debts, liabilities and obligations whatsoever, except for liens in favor of Buyer created under the Loan Agreement and related documents.

                  Notwithstanding the foregoing, there shall be excluded from the assets transferred by Seller to Buyer hereunder corporate records and tax returns of Seller.

                  Section 2. Purchase Price. Subject to any adjustments pursuant to Section 6, the purchase price to be paid by Seller to Buyer for the Station Assets, on the Closing Date, shall be the sum of One Million Dollars ($1,000,000) and the cancellation of the outstanding principal amount of the loans made to Seller pursuant to the Loan Agreement.

                  Section 3. Assumption of Liabilities. Upon the sale and purchase of the Station Assets, Buyer shall assume Seller's obligations associated with the Owned Stations to be performed after 12:01 AN on the Closing Date (but not obligations to have been performed by Seller prior to such time) under, and as set forth in, the contracts, leases and agreements described in
Section 1(d) and (e) hereof. Buyer is not agreeing to, and shall not, assume any other liability, obligation, undertaking, expense or agreement of Seller of any kind, absolute or contingent, known or unknown, and the execution, delivery and performance of this Agreement shall not render Buyer liable for any such liability, obligation, undertaking, expense or agreement.

                  Section  4.  Representations,   Covenants  and  Warranties  of
Seller. Seller represents, warrants, and covenants:

                           (a)      That  Seller  is now  and as of the  Closing
Date will be a corporation duly organized,, validly existing and in good standing under the laws of South Carolina.

                           (b)      That Seller, now and as of the Closing Date,
is and will be the valid holder in good standing of the Licenses and other authorizations issued by the Commission.

                           (c)  That  the  Owned   Stations   and  to   Seller's
knowledge, the LMA Stations, are in material compliance with all applicable rules of the Commission and for the Licenses.

                           (d)  That  Seller  does  not  know  of,  or have  any
reasonable grounds to know of any:

                                    (i)  Litigation  or  proceeding  pending  or
                           threatened against or relating to the Owned Stations, the LMA Stations or their respective properties or business.

                                    (ii) Basis for any  current  or  prospective
                           governmental investigation or action relative to the Owned Station(s), the LMA Stations or their respective properties or business;

                           (e)      That Seller does not know of any facts which
would cause the Commission to deny its consent to the assignment of the Licenses to Buyer, except that Seller makes no representation regarding any necessary waiver of the Commission's one-to-a-market rule, 47 C.F.R. ss.73.3555(b).

                           (f)      That Seller is entitled  and  authorized  to
own and operate the Owned Stations and to carry on its business in the manner and in the place where the Owned Station is owned and operated and the business is now conducted.

                           (g)  That  Seller  has the  power  and  authority  to
execute  and  deliver  this  Agreement,   to  consummate  the   transactions  it
contemplates and to take all other actions required to be taken by Seller pursuant to the provisions of this Agreement, and neither the execution of this Agreement nor the consummation of the transactions contemplated by it will violate or constitute a default on the part of Seller under any contract or agreement to which Seller is a party or by which Seller is bound or under any law, statute, rule, regulation, decree or order of any court or governmental agency or authority. That this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

                           (h) That no consent or approval  of any other  person
or entity which has not been obtained by Seller is required before Seller may execute, deliver and perform its obligations under this Agreement, with the exception of the Commission and the other party to the LMA Agreement and the Option Agreement and under such other contracts or agreements of Seller requiring consent to assignment and Seller shall use all commercially reasonable efforts to obtain such consents.

                           (i)  That  Seller  has  not  caused  or  allowed  any
chemical, toxic, radioactive or other hazardous waste or material to be brought or stored upon any of the leasehold property or other assets of the Owned Stations or the LMA Stations.

                           (j)      That Seller has good, valid and, in the case
of any real property in fee simple, marketable, title to all of the Station Assets, free and clear of all liens, charges, encumbrances, debts, liabilities and obligations of any nature whatsoever, except for liens in favor of Buyer created under the Loan Agreement and related documents and that the Station Assets are in good order and repair and are used in material compliance with all state and federal laws and regulations relating to safety of the work place.

                           (k) That the Station Assets are adequately covered by
insurance against fire, theft and other casualty.

                           (l)      That Seller has filed all returns and other
reports of taxes due or information required for all federal, state and local income, franchise, business, sales and use taxes, and all returns or reports, when filed, were accurate and complete, and all taxes which should have been paid have been paid.

                  Section 5. Representations, Warranties and Covenants of Buyer. Buyer represents, warrants and covenants:

                           (a)      That  Buyer  is and as of the  Closing  Date
will be a limited partnership duly organized, validly existing and in good standing under the laws of its State of organization.

                           (b)      That  this  Agreement constitutes the legal,
valid and binding obligation of Buyer, enforceable in accordance with its terms.

                           (c)      That except for the necessity of a waiver of
the Commission's one-to-a-market rule, 47 C.F.R. ss.73.3555(b) because of Buyer ownership of WLOS(TV) and WAXA(TV), Buyer does not know of any facts which would disqualify it under the Communications Act of 1934,, as amended, from owning or operating the Station or which would cause the Commission to deny its consent to the assignment of the Station to Buyer.

                           (d)      That  Buyer  will  reasonably cooperate with
Seller in securing assignment of the leasehold interests in real estate to be transferred from Seller to Buyer hereunder, and in securing completed assignments, and consents thereto where applicable, of the remaining contracts and commitments of Seller to be assumed by Buyer hereunder, including timely completing any applications required by third parties such as credit reports and financial statements, etc.

                  Section 6. Adjustments. To the extent applicable, a downward adjustment in an amount equal to the amount calculated under Section 2.1(b)(ii) of the Loan Agreement.

                  Section 7. Expenses. The expenses involved in the preparation and consummation of this Agreement shall be borne by the party incurring same.

                  Section 8. Obligations of the Parties Before Closing. From and after the date of this Agreement and until the Closing Date:

                           (a)      Seller  shall  conduct  the  business of the
Owned Stations in the normal course and as has been heretofore conducted by Seller;

                           (b)      Seller shall not purchase,  sell,  lease, or
dispose of, or enter into any contract for the purchase, sale, lease or disposition of any property or assets having a cost in excess of $5,000 or a contractual period extending beyond the Closing Date without the prior written approval of Buyer;

                           (c)      Seller shall  operate the Owned  Stations in
all material respects in accordance with all laws, rules and regulations applicable to it, including the regulations of the Commission;

                           (d)      Seller shall provide to Buyer, promptly upon
receipt thereof by Seller, a copy of (i) any notice from the Commission or any other governmental authority of the revocation, suspension, or limitation of the rights under, or of any proceeding for the revocation, suspension, or limitation of the rights or that such authority may in the future (as the result of failure to comply with laws or regulations or for any other reason) revoke, suspend, or limit the rights under any License, or any other license or permit held by Seller respecting the owned Station, and (ii) copies of all protests, complaints, challenges or other documents filed with the Commission by third parties concerning either of the Station, and promptly upon the filing or making thereof, copies of Seller's responses to such filings; and

                           (e)      Seller   shall   notify   Buyer  in  writing
immediately upon learning of the institution or threat of any material action against Seller in any court, or any action against Seller before the Commission or any other governmental agency, and notify Buyer in writing promptly upon receipt of any administrative or court order relating to the Station Assets or the business of Seller.

                  Section 9. Contingency of Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any of which Buyer may waive in writing:

                           (a)      The representations and warranties of Seller
contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date.

                           (b)      Seller  shall  have materially performed and
complied with all agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

                           (c)      The   Commission   shall  have  granted  its
approval of the assignment of the Owned Stations' licenses and authorizations to Buyer and such approval has become a Final Order (as defined herein) and any necessary waiver required under the terms of C.F.R. ss.73.3555(b) shall have been obtained without any adverse conditions to Buyer and shall have become a Final Order.

                           (d)      Seller  shall  have  delivered  to  Buyer an
opinion from its counsel, dated as of the Closing Date to the following effect:

                                    (i) Seller is a corporation validly existing
                           and in good standing under the laws of the State of Louisiana;

                                    (ii)   Seller   is   entitled   to  own  its
                           properties and carry on its business as, and in the places where, the properties are owned and operated and the business is now conducted;

                                    (iii) All  actions  to be taken by or on the
                           part of Seller to authorize it to carry out and perform the Agreement and the transactions it contemplated have been duly and properly taken;

                                    (iv)   There  are  no   actions,   suits  or
                           proceedings before any Court or administrative agency pending or threatened against or affecting Seller or the Station Assets; and

                                    (v) This  Agreement  constitutes  the legal,
                           valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to customary bankruptcy and similar limitations and limitations on the availability of equitable remedies.

                                    (e) Buyer shall not have exercised its right
                           to terminate this Agreement pursuant to Section 15 hereof.

                  Section 10. Contingency of Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which Seller may waive in writing:

                           (a)      The  representations and warranties of Buyer
contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date.

                           (b)      Buyer  shall  have  materially performed and
complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

                           (c)      The   Commission   shall   have  granted its
approval of the assignment of the Owned Stations' Licenses to Buyer.

                           (d)      The  payment  to  Seller  by  Buyer  of  the
Purchase Price.

                           (e)      The  assumption  by Buyer of all  contracts,
leases and agreements of Seller to be assumed by Buyer hereunder.

                           (f)      Buyer  shall  have  delivered  to  Seller an
opinion from its counsel, dated as of the Closing Date to the following effect:

                                    (i) Buyer is a limited  partnership  validly
                           existing and in good standing under its State of organization;

                                    (ii) All partnership  actions to be taken by
                           or on the part of Buyer to authorize it to carry out and perform the Agreement and the transactions it contemplated have been duly and properly taken; and

                                    (iii) This Agreement  constitutes the legal,
                           valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to customary bankruptcy and similar limitations and limitations on the availability of equitable remedies.

                  Section 11. Further Closing Documents. On the Closing Date and as a further contingency of the obligation of Buyer (in the case of (a) and (b) below) or Seller (in the case of (b) below), as applicable, as provided for below to close hereunder:

                           (a)      Seller shall deliver to Buyer:

                                    (i)  One or more bills of sale conveying to
                           Buyer all of the tangible and intangible personal property included in the assets to be acquired by Buyer hereunder;

                                    (ii) one or more general warranty deeds, for
                           all real property owned in fee simple and one or more assignments of the leasehold interests in real property transferring to Buyer such leasehold interests; and

                                    (iii)  one or  more  assignments,  with  all
                           necessary consents, assigning to Buyer all of the contracts, agreements, accounts receivable and cash to be assigned to Buyer hereunder,

                           (b)      Seller  and Buyer  shall also  execute  such
other documents, as may reasonably be necessary for the implementation and consummation of this Agreement.

                  Unless otherwise provided in this Agreement, all instruments and documents delivered shall be dated the Closing Date and shall be reasonably satisfactory as to form and content to each party and its respective counsel.

                  Section 12. Application to Commission. Seller and Buyer shall cooperate in the prompt preparation and filing, within seven (7) days from the date of this Agreement, of an application with the Commission requesting its consent to the assignment of the Licenses for the Owned Stations from Seller to Buyer (or to such other entity as designed by Buyer). The parties shall thereafter prosecute the Commission application(s) with all reasonable diligence and otherwise use their commercially reasonable efforts to obtain the grants of such applications) as expeditiously as practicable (but no party shall have any obligation to take any unreasonable steps to satisfy complainants, if any, which steps would substantially impair or diminish rights under the Commission
Licenses or otherwise impose an unreasonable burden on a party). If the Commission consent imposes any condition on any party hereto, such party shall use its commercially reasonable efforts to comply with such condition unless compliance would be unduly burdensome or would have a material adverse effect upon Buyer, or materially adversely affects its constituent partners, or any of its subsidiaries, as appropriate. If reconsideration, review or judicial review is sought with respect to the Commission consent, Buyer and Seller shall oppose such efforts for reconsideration, review or judicial review vigorously. If the Closing shall not have occurred for any reason within the original effective period of the Commission consent, and if none of the parties hereto are in breach or default of its obligations, representations, warranties and covenants or duties hereunder, the parties shall jointly request an extension of the effective period of the Commission consent. Notwithstanding any of the foregoing, if the Commission consent imposes any condition that would adversely change (other than a change in reporting requirements that is not unduly burdensome) or limit the operations of any of the owned Stations or of WLOS(TV) or WAXA(TV) after the Closing or require a divestiture of either WLOS(TV) or WAXA(TV) by Buyer after the Closing, Buyer may, at its option, terminate this Agreement without any liability or obligation to Seller.

                  Section 13. Commission Approval. If the Commission has failed to grant its approval of the assignment of the Owned Stations' Licenses from Seller to Buyer within a period of sixty (60) months from the date of filing of the applications described herein, either Seller or Buyer may thereafter terminate this Agreement by giving written notice to the other; provided, however, that the party desiring to terminate shall not then be in material breach of this Agreement and have been then notified in writing by the other party thereof.

                  Section 14. Remedies of Parties Upon Default. If Seller defaults in the performance of its obligations under this Agreement to complete the sale to the Buyer as herein set forth, and Buyer shall not be in material breach, Buyer may terminate this Agreement upon notice in writing to Seller and shall be entitled to bring an action for damages or specific performance or both. If Buyer defaults in the performance of its obligations under this Agreement to complete the purchase from Seller as herein set forth, as and when herein set forth, and Seller shall not be in material breach, Seller may terminate this Agreement upon notice in writing to Buyer, and Seller shall be entitled to bring an action for damages or specific performance or both. In the event that both Buyer and Seller have defaulted hereunder, and neither party's default was caused by the inability of such party to perform due to the other party's default, then either party may terminate this Agreement upon written notice to the other without any further liability to each other. Neither Buyer, on the one hand, nor Seller, on the other hand, may rely on the failure of any condition precedent set forth herein to be satisfied if such failure was caused by such party's (or parties') failure to act in good faith, or a breach of or failure to perform its representations, warranties, covenants or other obligations in accordance with the terms hereof.

                  Section 15. Damage to Seller's Properties. In the event of any material damage to the Stations or any of the assets to be acquired by Buyer by reason of fire or other casualty or incident occurring between the date hereof, and the Closing Date, Seller shall give Buyer notice of such event. In such notice, Seller shall indicate its best estimate of the damages, and if repairable, the length of time required for restoration. Seller shall take all reasonable steps to repair, replace and restore such property as soon as possible after the loss, and in addition, if repairable, shall apply any insurance proceeds received because of such loss to such restoration. In the event of such damage, which is not fully required or restored prior to closing, or if is interrupted such that the regular broadcast signal of any Station (including its effective radiated power is diminished in any material respect for a period of 72 continuous hours or more at any time prior to the Closing Date, Buyer may terminate this Agreement or postpone the Closing Date for a period of up to 180 days.

                  Section 16. Closing. The Closing Date, as used throughout this Agreement, shall take place (subject to the provisions of this Agreement deferring or permitting the postponement of the Closing) within ten (10) days after the later of (i) consent of the Commission to the assignment of the Commission Licenses shall have been granted and shall have become a Final Order, and (ii) grant by the Commission of any necessary waiver under 47 C.F.R. ss.73.3555(b) shall have been obtained and such grant shall have become a Final Order, such date and the place thereof to be selected by Buyer. "Final Order" means an action or order by the Commission (a) that has not been reversed, stayed, enjoined, set aside, annulled or suspended, and (b) with respect to which (i) no requests have been filed for administrative or judicial review, reconsideration, appeal or stay and the Commission has not initiated a review of such action or order on its own action and the periods provided by statute or Commission regulations for filing any such requests and for the Commission to set aside the action on its own notion have expired, or (ii) in the event of review, reconsideration or appeal, the period provided by statute or Commission regulations for further review, reconsideration or appeal has expired.

                  Section 17. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by Federal Express or other comparable nationally recognized courier service (receipt requested) or by facsimile transmission, telexed or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                  To South Carolina:
                  ------------------

                  Keymarket Communications, Inc.
                  2743 Perimeter Parkway
                  Building 100, Suite 250
                  Augusta, Georgia 30909
                  Attention:  Mr. Donald J. Alt
                  Telephone:                (706) 855-0555
                  Telecopy:                 (706) 855-1955

                  Copies to:
                  ----------

                  Joel B. Piassick, Esq.
                  Kilpatrick & Cody
                  1100 Peachtree Street
                  Suite 2800
                  Atlanta, Georgia 30309
                  Telephone:                (404) 815-6527
                  Telecopy:                 (404) 815 6555

                  Mr. Richard A. Churchill
                  MC Partners
                  75 State Street
                  Suite 2500
                  Boston, Massachusetts 02109
                  Telephone:                (617) 345-7200
                  Telecopy:                 (617) 345-7201

                  Bruce E. Rogoff, Esq.
                  Mintz, Levin, Cohn, Ferris,
                    Glovsky and Popeo, P.C.
                  One Financial Center
                  Boston, Massachusetts 02111
                  Telephone:                (617) 542-6000
                  Telecopy:                 (617) 542-2241

                  To Buyer:
                  ---------

                  c/o River City Broadcasting, L.P.
                  1215 Cole Street
                  St. Louis, Missouri 63106
                  Attention:  Mr. Larry D. Marcus
                  Telephone:                (314) 259-5700
                  Telecopy:                 (314) 259-5709

                  Copies to:
                  ----------

                  John T. Byrnes, Esq.
                  Dow, Lohnes & Albertson
                  1255 23rd Street, N.W.
                  Suite 500
                  Washington, D.C. 20037
                  Telephone:                (202) 857-2518
                  Telecopy:                 (202) 857-2900

                  Section 18. Survival. Notwithstanding any investigation made by either Buyer or Seller, all covenants, agreements, representations and warranties contained in this Agreement, and in any other instruments which may be delivered pursuant hereto or in connection with the transactions contemplated hereby, shall be deemed to be material and to have been relied upon by Buyer or Seller, as applicable, but the representations and warranties of the parties made herein shall not survive the Closing and the condition of the transactions contemplated by this Agreement; provided that nothing herein shall affect Buyer's rights under that certain Asset Purchase Agreement dated as of March , 1995, by and among Buyer, Seller and certain affiliated entities of Seller (the "Purchase Agreement").

                  Section 19. Commissions. Except for any fee payable to Star Media Group, Inc. pursuant to a Letter Agreement among Sellers and Star Media Group, Inc. dated June 1, 1994, which fees shall be paid by Seller, Buyer and Seller represent and warrant that neither it or its affiliates nor any person or entity acting on its behalf has incurred any liability for any finders' or brokers' fees or commissions in connection with the transaction contemplated by this Agreement, Buyer agrees to indemnify and hold harmless Seller against any fee, commission, loss or expense arising out of any claim by any other broker or finder employed or alleged to have been employed by Buyer, and Seller agrees to indemnify and hold harmless Buyer against any fee, commission, loss or expense arising out of any claim by any other broker or finder employed or alleged to have been employed by any Seller.

                  Section 20. Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the sale contemplated by this Agreement. From time to time after the Closing Date, without further consideration, Seller will, at Seller's expense, execute and deliver, or cause to be executed and delivered, such documents to Buyer as Buyer may reasonably request in order to more effectively vest in Buyer good title to the Station Assets and to evidence the representations and warranties of Seller. From time to time after the Closing Date, without further consideration, Buyer will, at Buyer's expense, execute and deliver such documents to Seller as Seller may reasonably request in order to more effectively consummate the sale of the Station Assets pursuant to this Agreement.

                  Section 21. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of Seller and Buyer.

                  Section 22. Waiver Of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 22.

                  Section 23. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as provided for herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either Buyer or Sellers hereto without the prior written consent of the other party.

                  The parties agree as follows:

                           (a) Without  the consent of Seller,  Buyer may assign
all or any of the rights and obligations under this Agreement to any other party. Furthermore, to the extent this Agreement is assigned by Buyer in accordance with the terms of this Section 23 to a party that is not an affiliate of Buyer, upon such assignment Buyer shall have no further obligations under this Agreement and Seller's only recourse under this Agreement shall be against such assignee of Buyer.

                           (b)  Except  as  expressly   provided  herein,   this
Agreement is not intended to, and shall not, confer upon any other person except the parties hereto any rights or remedies hereunder.

                  Section 24. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI (BUT NOT THE LAWS PERTAINING TO CHOICE OF LAW) AS TO ALL MATTERS, INCLUDING BUT NOT LIMITED TO MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES.

                  Section 25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 26. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  Section 27. Entire Agreement. This Agreement and the documents delivered pursuant to the Agreement, the Loan Agreement and the Option Agreement
dated as of                  ,
between Buyer and Seller, and the Purchase Agreement, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. This Agreement supersedes all prior negotiations, agreements and understandings between the parties with respect to the transactions contemplated by this Agreement and all letters of intent and other writings executed prior to the date hereof relating to such negotiations, agreements and understandings; provided that nothing herein shall affect the provisions of the Loan Agreement, the Option Agreement or the Purchase Agreement;

                  Section 28. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

                  Section 29. Press Releases. No press releases or other public announcements concerning this Agreement or the transactions contemplated hereby shall be made by any party hereto without the prior written consent of the other party unless the first such party is legally compelled to do so.

                  Section 30. Publicity.  Neither Seller nor Buyer shall make or issue  or  cause  to be made or  issued,  any  announcement  (written  or  oral)
concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall provide a draft copy thereof to the other party hereto, and consult with such other party concerning the timing and content of such announcement, before such announcement is made.

                  Section 31. Employee Matters. (a) At Closing, Buyer shall offer employment to all of Seller's employees who are actively employed as of the Closing Date (such employees who accept employment with Buyer, "Transferred Employees") on terms and conditions substantially identical to the terms and conditions offered to other employees employed by Buyer in Buyer's radio division, including any changes to such terms and conditions, as may be made by Buyer after the Closing Date; provided, however, that Buyer, in its sole discretion, shall have the option to provide to such Transferred Employees health care coverage on substantially the terms of the health care coverage provided by the Seller prior to the Closing Date. To the extent permitted by applicable law, each Transferred Employee's years of service with Seller, to the extent credited under Seller's employee benefits plans, shall be credited as years of service towards eligibility and vesting in Buyer's comparable employee benefit plans, including any qualified retirement, pension, profit sharing or 401(k) plans. With respect to the health care plan of Buyer that provides coverage to Transferred Employees after the Closing in accordance with this
Section 31, Buyer shall offer coverage thereto without the application of pre-existing conditions restrictions for any pre-existing conditions of the Transferred Employees covered under the terms of Seller's health care plan immediately prior to the Closing Date. In addition, to the extent any Transferred Employee has paid medical expenses which have been applied against such employee's deductible under Seller's health insurance plan with respect to the plan, that amount shall be credited by Buyer towards satisfying any deductible under Buyer's health insurance plan. Seller agrees to use its best efforts to assist Buyer in the assumption of any insurance contracts used to provide health care coverage to Seller's employees in the event Buyer notifies Seller of its intent to assume such contracts.

                           (b) Seller shall be responsible for and shall pay all
amounts owed to (i) any employees who have not become Transferred  Employees and
(ii) any Transferred Employees for services performed prior to the Closing, except in respect of Transferred Employees for accrued sick leave and for accrued vacation pay. Seller shall indemnify and hold Buyer harmless from any liabilities relating to employees (whether or not Transferred Employees) not expressly assumed by Buyer hereunder. Notwithstanding the foregoing, however, after the Closing, Buyer shall be solely responsible for wages, benefits and any employment related claims brought by any Transferred Employee against Buyer or Seller by reason of Buyer's acts or omissions in connection with such employment or the termination thereof, to the extent any such liability or claims is attributable to a period commencing after the-Closing Date. Buyer shall indemnify and hold Seller harmless from and against any and all such claims (including reasonable attorneys fees and other expenses associated with such claims) referred to in the preceding sentence.

                           (c) It is understood  and agreed that all  provisions
contained in this Section 31 are included for the sole benefit of the parties hereto and do not and shall not create any right in any other person, including any employees.

                  Section 32. Control of the Stations. Prior to the Closing, Buyer shall not, directly or indirectly, control, supervise or direct, or attempt to control, supervise or direct, the operation of the Owned Stations; such operation, including complete control and supervision of all of each Owned Station's programs, employees and policies, shall be the sole responsibility of Seller.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                            KEYMARKET OF SOUTH CAROLINA, INC.



                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            RIVER CITY BROADCASTING, L.P.

                                            By:Better Communications, Inc.,
                                               General Partner



                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                         EXHIBIT C TO OPTION AGREEMENT
                        -------------------------------

                            STOCK PURCHASE AGREEMENT


                                  BY AND AMONG


                         RIVER CITY BROADCASTING, L.P.

                                      AND

                                KERBY E. CONFER








                      --------------------------, ---------

                                TABLE OF CONTENTS



Section 1.     Shares to Be Sold......................................................................4

Section 2.     Purchase Price.........................................................................4

Section 3.     Liabilities............................................................................4

Section 4.     Representations, Covenants and Warranties of
               Seller.................................................................................5

Section 5.     Representations, Warranties and Covenants
               of Buyer...............................................................................7

Section 6.     Adjustments............................................................................7

Section 7.     Expenses...............................................................................7

Section 8.     Obligations of the Parties Before Closing..............................................7

Section 9.     Contingency of Obligations of Buyer....................................................8

Section 10.    Contingency of Obligations of Seller...................................................9

Section 11.    Further Closing Documents.............................................................10

Section 12.    Application to Commission.............................................................10

Section 13.    Commission Approval...................................................................11

Section 14.    Remedies of Parties upon Default......................................................11

Section 15.    Damage to Company's Properties........................................................11

Section 16.    Closing...............................................................................11

Section 17.    Notices...............................................................................12

Section 18.    Survival..............................................................................13

Section 19.    Commissions...........................................................................13

Section 20.    Further Assurances....................................................................13

Section 21.    Amendment and Modification............................................................14

Section 22.    Waiver of Compliance; Consents........................................................14

Section 23.    Assignment............................................................................14

Section 24.    Governing Law.........................................................................14

Section 25.    Counterparts..........................................................................15






                                     - 20 -


Section 26.    Headings..............................................................................15

Section 27.    Entire Agreement......................................................................15

Section 28.    Severability..........................................................................15

Section 29.    Press Releases........................................................................15

Section 30.    Publicity.............................................................................15

Section 31.    Control of the Stations...............................................................16



                            STOCK PURCHASE AGREEMENT


                  THIS AGREEMENT, made and entered into this _____ day of _______________, _____, by and between Kerby E, Confer ("Seller") and RIVER CITY BROADCASTING, L.P., a Delaware limited partnership ("Buyer").


                                   WITNESSETH:

                  WHEREAS, Seller owns all of the issued and outstanding shares (the "Shares") of capital stock of Keymarket of South Carolina, Inc,, a South Carolina corporation (the "Company"), Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Shares on the terms and conditions herein set forth.

                  WHEREAS, Company is the licensee of, and owns and operates radio stations WFBC-AM and WFBC-FM, Greenville, South Carolina and WORD-AM, Spartanburg, South Carolina (the "Owned Stations") and is a party to that certain Time Brokerage Agreement dated as of August 30, 1994 by and between South Carolina and Spartanburg Radiocasting Company (the "LMA Agreement") and an Option Agreement dated as of August 30, 1994 by and between South Carolina and Spartanburg Radiocasting Company (the "LMA Option Agreement") each relating to Radio Stations WSPA-AM and WSPA-FM Spartanburg, South Carolina (the "LMA Stations"). The Owned Stations and the LMA Stations are individually referred to herein as a "Station" and collectively as the "Stations."

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, warranties and agreements between the parties contained herein, the parties hereby agree that:

                  Section 1. Shares to Be Sold. On the "Closing Date," as defined in Section 16 hereof, Seller will sell, assign, transfer, convey and deliver to Buyer ___ shares of common stock of the Company (the "Shares") which Shares constitute all of the issued and outstanding capital stock of the Company. At Closing, Seller shall deliver the stock certificates evidencing the Shares, together with stock powers duly endorsed in blank and such other instruments of transfer as Buyer may reasonably request. The Shares shall be free and clear of all liens, charges, encumbrances, debts, liabilities and other obligations whatsoever, except for liens in favor of Buyer created under that certain Loan Agreement dated as of 1995 between Buyer and Company (the "Loan Agreement") and related documents.

                  Section 2. Purchase Price. Subject to any adjustments as provided for in Section 6, the purchase price to be paid by Seller to Buyer for the Shares, on the Closing Date, shall be the sum of One Million Dollars ($1,000,000).

                  Section 3. Liabilities. At the Closing Date, Seller covenants and agrees that the Company shall have no liability, obligation, undertaking, expense or agreement of any kind, absolute or contingent, known or unknown, except for: (a) obligations to Buyer under the Loan Agreement; (b) obligations from and after the Closing Date under the contracts, leases and agreements described in Section 4(m) and (n) below; and (c) other obligations incurred in the ordinary course of business of the company consistent with past practice and which have been adjusted in Buyer's favor in accordance with the provisions of
Section 6 hereof.

                  Section  4.  Representations,   Covenants  and  Warranties  of
Seller. Seller represents, warrants, and covenants:

                            (a) That  Company is now and as of the Closing  Date
will be a corporation duly organized, validly existing and in good standing under the laws of South Carolina.

                            (b) That Company, now and as of the Closing Date, is
and will be the valid holder in good standing of the licenses, permits, and other authorizations (the "Licenses") issued by the commission.

                            (c)  That  the  Owned   Stations   and  to  Seller's
knowledge, the LMA Stations, are in material compliance with all applicable rules of the Commission and for the Licenses.

                            (d)  That  Seller  does  not  know  of,  or have any
reasonable grounds to know of any:

                                    (i)  Litigation  or  proceeding  pending  or
                           threatened against or relating to the Company, the owned Stations, the LMA Stations or their respective properties or business

                                    (ii) Basis for any  current  or  prospective
                           governmental investigation or action relative to the Company, the Owned Station(s), the LMA Stations or their respective properties or business;

                           (e) That  Seller  does not  know of any  facts  which
would cause the Commission to deny its consent to the transfer of control of the Licenses to Buyer, except that Seller makes no representation regarding any necessary waiver of the Commission's one-to-a-market rule, 47 C.F.R. ss.73.3555(b),

                           (f) That  Company is entitled and  authorized  to own
and operate the Owned Stations and to carry on its business in the manner and in the place where the Owned Station is owned and operated and the business is now conducted.

                           (g)  That  Seller  has the  power  and  authority  to
execute  and  deliver  this   Agreement,   to  consulate  the   transactions  it
contemplates and to take all other actions required to be taken by Seller pursuant to the provisions of this Agreement, and neither the execution of this Agreement nor the consummation of the transactions contemplated by it will violate or constitute a default on the part of Seller or Company under any contract or agreement to which Seller or Company is a party or by which Seller or Company is bound or under any law, statute, rule, regulation decree or order of any court or governmental agency or authority. That this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

                           (h) That no consent or approval  of any other  person
or entity which has not been obtained by Seller is required before Seller may execute, deliver and perform its obligations under this Agreement, with the exception of the Commission and under such other contracts or agreements of Company requiring consent to the stock transfer contemplated hereby and Seller shall use all commercially reasonable efforts to obtain such consents.

                           (i)  That  Seller  has  not  caused  or  allowed  any
chemical, toxic, radioactive or other hazardous waste or material to be brought or stored upon any of the leasehold property or other assets of the Owned Stations or the LMA Stations.

                           (j) That Company has good,  valid and, in the case of
any real property in fee simple, marketable, title to all of the Assets of the Company, free and clear of all liens, charges, encumbrances debts, liabilities and obligations of any nature whatsoever, except for liens in favor of Buyer created under the Loan Agreement and related documents and that the Assets of the company are in good order and repair and are used in material compliance with all state and federal laws and regulations relating to safety of the work place.

                           (k) That the  Assets of the  Company  are  adequately
covered by insurance against fire, theft and other casualty.

                           (1) That  Company has filed all returns and all other
reports of taxes due or information required for all federal, state and local income, franchise, business, sales and use taxes, and all returns or reports, when filed, were accurate and complete, and all taxes which should have been paid have been paid.

                           (m) That the only real property interests held in fee
simple and leasehold interests in real property of Company used or useful in the operation of the Owned Stations are those set forth in Section 4.6 of the Disclosure Schedule to the Loan Agreement and real property fee simple interests acquired or leasehold interests entered into after the date of the Loan Agreement as permitted in accordance with the terms of the Loan Agreement.

                           (n) That the only contracts and agreements of Company
are either set forth in Section 4.8 of the Disclosure Schedule to the Loan Agreement or are not required to be set forth in the Disclosure Schedule under the provisions of Section 4.8 of the Loan Agreement and those contracts and agreements entered into after the date of the Loan Agreement as permitted in accordance with the terms of the Loan Agreement.

                           (o)  The  Shares  constitute  all of the  issued  and
outstanding Capital Stock of the Company, The Shares are duly issued, fully paid and non-assessable. The Shares are owned beneficially and of record by Seller, the Seller has good and valid title to the shares and the shares are free and clear of all liens, charges, encumbrances, debts, liabilities and obligations whatsoever, except for liens in favor of Buyer created under the Loan Agreement. There are no options, warrants, or other rights of any nature whatsoever to acquire capital stock of the Company.

                  Section 5. Representations, Warranties and Covenants of Buyer. Buyer represents, warrants and covenants:

                           (a) That Buyer is and as of the Closing  Date will be
a limited partnership duly organized, validly existing and in good standing under the laws of its State of organization.

                           (b) That this Agreement  constitutes the legal, valid
and binding obligation of Buyer, enforceable in accordance with its terms.

                           (c) That except for the  necessity of a waiver of the
Commission's one-to-a-market rule, 47 C.F.R. ss.73.3555(b) because of Buyer ownership of WLOS(TV) and WAXA(TV), Buyer does not know of any facts which would disqualify it under the Communications Act of 1934, as amended, from owning or operating the Station or which would cause the Commission to deny its consent to the assignment of the Station to Buyer.

                           (d) That Buyer will reasonably  cooperate with Seller
in securing consents where applicable, of the remaining contracts and commitments of Company, including timely completing any applications required by third parties such as credit reports and financial statements, etc.

                  Section 6. Adjustments. To the extent applicable, a downward adjustment in an amount equal to the amount calculated under Section 2.1(b)(ii) of the Loan Agreement.

                  Section 7. Expenses. The expenses involved in the preparation and consummation of this Agreement shall be borne by the party incurring same.

                  Section 8. Obligations of the Parties Before Closing. From and after the date of this Agreement and until the Closing Date:

                           (a)  Seller  shall  cause   Company  to  conduct  the
business of the Owned Stations in the normal course and as has been heretofore conducted by Seller;

                           (b) Seller shall cause Company not to purchase, sell,
lease, or dispose of, or enter into any contract for the purchase, sale, lease or disposition of any property or assets having a cost in excess of $5,000 or a contractual period extending beyond the Closing Date without the prior written approval of Buyer;

                           (c) Seller  shall cause  Company to operate the Owned
Stations in all material respects in accordance with all laws, rules and regulations-applicable to it, including the regulations of the Commission;

                           (d)  Seller  shall  provide to Buyer,  promptly  upon
receipt thereof by Seller, a copy of (i) any notice from the commission or any other governmental authority of the revocation, suspension, or limitation of the rights under, or of any proceeding for the revocation, suspension, or limitation of the rights or that such authority may in the future (as the result of failure to comply with laws or regulations or for any other reason) revoke, suspend, or limit the rights under any License, or any other license or permit held by Seller respecting the Owned Station, and (ii) copies of all protests, complaints, challenges or other documents filed with the Commission by third parties concerning either of the Station, and promptly upon the filing or making thereof, copies of Seller's responses to such filings; and

                           (e) Seller shall notify Buyer in writing  immediately
upon learning of the institution or threat of any material action against Seller or Company in any court, or any action against Seller or Company before the Commission or any other governmental agency, and notify Buyer in writing promptly upon receipt of any administrative or court order relating to business of the Company.

                  Section 9. Contingency of Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any of which Buyer may waive in writing:

                           (a) The  representations  and  warranties  of  Seller
contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date.

                           (b)  Seller  shall  have  materially   performed  and
complied with all agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

                           (c) The Commission shall have granted its approval of
the transfer of control of the Company's licenses and authorizations to Buyer and such approval has become a Final order (as defined herein) and any necessary waiver required under the terms of C.F.R. ss.73.3555(b) shall have been obtained without any adverse conditions to Buyer and shall have become a Final Order.

                           (d) Seller  shall have  delivered to Buyer an opinion
from its counsel, dated as of the Closing Date to the following effect:

                                    (i)   Company  is  a   corporation   validly
                           existing and in good standing under the laws of the State of Louisiana;

                                    (ii)   Company  is   entitled   to  own  its
                           properties and carry on its business as, and in the places where, the properties are owned and operated and the business is now conducted;

                                    (iii) All  actions  to be taken by or on the
                           part of Seller or Company to authorize then to carry out and perform the Agreement and the transactions it contemplated have been duly and properly taken;

                                    (iv)   There  are  no   actions,   suits  or
                           proceedings before any Court or administrative agency pending or threatened against or affecting Seller or the Company;

                                    (v) This  Agreement  constitutes  the legal,
                           valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to customary bankruptcy and similar limitations and limitations on the availability of equitable remedies.

                                    (e) Buyer shall not have exercised its right
                           to terminate this Agreement pursuant to Section 15 hereof.

                  Section 10. Contingency of Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which Seller may waive in writing:

                           (a)  The  representations  and  warranties  of  Buyer
contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date.

                           (b)  Buyer  shall  have   materially   performed  and
complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

                           (c) The Commission shall have granted its approval of
the transfer of control of the Company's Licenses to Buyer.

                           (d) The  payment  to Seller by Buyer of the  Purchase
Price.

                           (e) Buyer shall have  delivered  to Seller an opinion
from its counsel, dated as of the Closing Date to the following effect:

                                    (i) Buyer is a limited  partnership  validly
                           existing and in good standing under its State of organization;

                                    (ii) All partnership  actions to be taken by
                           or on the part of Buyer to authorize it to carry out and perform the Agreement and the transactions it contemplated have been duly and properly taken; and

                                    (iii) This Agreement  constitutes the legal,
                           valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to customary bankruptcy and similar limitations and limitations on the availability of equitable remedies.

                  Section 11. Further Closing Documents. On the Closing Date and as a further contingency of the obligation of Buyer (in the case of (a) and (b) below) or Seller (in the case of (b) below), as applicable, as provided for below, to close hereunder:

                           (a)      Seller shall deliver to Buyer:

                                    (i) The stock  certificates  evidencing  the
                           shares and stock powers executed in blank.

                                    (ii)  All  necessary   consents   under  any
                           agreements of the Seller for the transfer of the stock contemplated hereunder.

                           (b) Seller and Buyer  shall also  execute  such other
documents,   as  may  reasonably  be  necessary  for  the   implementation   and
consummation of this Agreement.

                  Unless otherwise provided in this Agreement, all instruments and documents delivered shall be dated the Closing Date and shall be reasonably satisfactory as to form and content to each party and its respective counsel.

                  Section 12. Application to Commission. Seller and Buyer shall cooperate in the prompt preparation and filing, within seven (7) days from the date of this Agreement, of an application with the commission requesting its consent to the transfer of control of the Licenses for the Owned Stations from Seller to Buyer (or to such other entity as designed by Buyer). The parties shall thereafter prosecute the Commission applications) with all reasonable diligence and otherwise use their commercially reasonable efforts to obtain the grants of such applications) as expeditiously as practicable (but no party shall have any obligation to take any unreasonable steps to satisfy complainants, if any, which steps would substantially impair or diminish rights under the Commission Licenses or otherwise impose an unreasonable burden on a party). If the Commission consent imposes any condition on any party hereto, such party shall use its commercially reasonable efforts to comply with such condition unless compliance would be unduly burdensome or would have a material adverse effect upon Buyer, or materially adversely affects its constituent partners, or any of its subsidiaries, as appropriate, If reconsideration, review or judicial review is sought with respect to the Commission consent, Buyer and Seller shall oppose such efforts for reconsideration, review or judicial review vigorously. If the Closing shall not have occurred for any reason within the original effective period of the Commission consent, and if none of the parties hereto are in breach or default of its obligations, representations, warranties and covenants or duties hereunder, the parties shall jointly request an extension of the effective period of the commission consent. Notwithstanding any of the foregoing, if the Commission consent imposes any condition that would adversely change (other than a change in reporting requirements that is not unduly burdensome) or limit the operations of any of the Owned Stations or of WLOS(TV) or WAXA(TV) after the Closing or require a divestiture of either
WLOS(TV) or WAXA(TV) by Buyer after the Closing, Buyer may, at its option, terminate this Agreement without any liability or obligation to Seller.

                  Section 13. Commission Approval. If the Commission has failed to grant its approval of the Licenses from Seller to Buyer within a period of sixty (60) months from the date of filing of the applications described herein, either Seller or Buyer may thereafter terminate this Agreement by giving written notice to the other; provided, however, that the party desiring to terminate shall not then be in material breach of this Agreement and have been then notified in writing by the other party thereof.

                  Section 14. Remedies of Parties upon Default. If Seller defaults in the performance of its obligations under this Agreement to complete the sale to the Buyer as herein set forth, and Buyer shall not be in material breach, Buyer may terminate this Agreement upon notice in writing to Seller and shall be entitled to bring an action for damages or specific performance or both. If Buyer defaults in the performance of its obligations under this Agreement to complete the purchase from Seller as herein set forth, as and when herein set forth, and Seller shall not be in material breach, Seller may terminate this Agreement upon notice in writing to Buyer, and Seller shall be entitled to bring an action for damages or specific performance or both. In the event that both Buyer and Seller have defaulted hereunder, and neither party's default was caused by the inability of such party to perform due to the other party's default, then either party may terminate this Agreement upon written notice to the other without any further liability to each other. Neither Buyer, on the one hand, nor Seller, on the other hand, may rely on the failure of any condition precedent set forth herein to be satisfied if such failure was caused by such party's (or parties') failure to act in good faith, or a breach of or failure to perform its representations, warranties, covenants or other obligations in accordance with the terms hereof.

                  Section 15. Damage to Company's Properties. In the event of any material damage to the Owned Stations or any of the Company's assets by reason of fire or other casualty or incident occurring between the date hereof, and the Closing Date, Seller shall give Buyer notice of such event. In such notice, Seller shall indicate its best estimate of the damages, and if repairable, the length of time required for restoration. Seller shall cause Company to take all reasonable steps to repair, replace and restore such property as soon as possible after the loss, and in addition, if repairable, shall apply any insurance proceeds received because of such loss to such restoration. In the event of such damage, which is not fully required or restored prior to Closing, or if is interrupted such that the regular broadcast signal of such Owned Station (including its effective radiated power is diminished in any material respect for a period of 72 continuous hours or more at any time prior to the Closing Date, Buyer may terminate this Agreement or postpone the Closing Date for a period of up to 180 days.

                  Section 16. Closing. The Closing Date, as used throughout this Agreement, shall take place (subject to the provisions of this Agreement deferring or permitting the postponement of the Closing) within ten (10) days after the later of (i) consent of the Commission to the assignment of the Commission Licenses shall have been granted and shall have become a Final Order, and (ii) grant by the Commission of any necessary waiver under 47 C.F.R. ss.73.3555(b) shall have been obtained and such grant shall have become a Final Order, such date and the place thereof to be selected by Buyer. "Final Order" means an action or order by the Commission (a) that has not been reversed, stayed, enjoined, not aside, annulled or suspended,, and (b) with respect to which (i) no requests have been filed for administrative or judicial review, reconsideration, appeal or stay and the Commission has not initiated a review of such action or order on its own notion and the periods provided by statute or commission regulations for filing any such requests and for the commission to set aside the action on its own motion have expired, or (ii) in the event of review, reconsideration or appeal, the period provided by statute or commission regulations for further review, reconsideration or appeal has expired.

                  Section 17. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by Federal Express or other comparable nationally recognized courier service (receipt requested) or by facsimile transmission, telexed or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                           To South Carolina:
                           ------------------
                           Keymarket Communications, Inc.
                           2743 Perimeter Parkway
                           Building 100, Suite 250
                           Augusta, Georgia 30909
                           Attention:  Mr. Donald J. Alt
                           Telephone:      (706) 855-0555
                           Telecopy:       (706) 855-1955

                           copies to:
                           ---------

                           Joel B. Piassick, Esq.
                           Kilpatrick & Cody
                           1100 Peachtree Street
                           Suite 2800
                           Atlanta, Georgia 30309
                           Telephone:       (404) 815-6527
                           Telecopy:        (404) 815 6555

                           Mr. Richard A. Churchill
                           MC Partners
                           75 State Street
                           Suite 2500
                           Boston, Massachusetts  02109
                           Telephone:       (617) 345-7200
                           Telecopy:        (617) 345-7201

                           Bruce E. Rogoff, Esq.
                           Mintz, Levin, Cohn, Ferris,
                           Glovsky and Popeo, P.C.
                           One Financial Center
                           Boston, Massachusetts 02111
                           Telephone:       (617) 542-6000
                           Telecopy:        (617) 542-2241

                           To Buyer:
                           --------

                           c/o River City Broadcasting, L.P.
                           1215 Cole Street
                           St. Louis, Missouri 63106
                           Attention:       Mr. Larry D. Marcus
                           Telephone:       (314) 259-5700
                           Telecopy:        (314) 259-5709

                           Copies to:

                           John T. Byrnes, Esq.
                           Dow, Lohnes & Albertson
                           1255 23rd Street, N.W.
                           Suite 500
                           Washington, D.C. 20037
                           Telephone:       (202) 857-2518
                           Telecopy:        (202) 857-2900

                  Section 18. Survival. Notwithstanding any investigation made by either Buyer or Seller, all covenants, agreements, representations and warranties contained in this Agreement, and in any other instruments which may be delivered pursuant hereto or in connection with the transactions contemplated hereby, shall be deemed to be material and to have been relied upon by Buyer or Seller, as applicable, but the representations and warranties of the parties made herein shall not survive the Closing and the consummation of the transactions contemplated by this Agreement; provided that nothing herein shall affect Buyer's rights under that certain Asset Purchase Agreement dated as of March __, 1995, by and among Buyer, Seller and certain affiliated entities of Seller (the "Purchase Agreement").

                  Section 19. Commissions. Except for any fee payable to Star Media Group, Inc. pursuant to a Letter Agreement among Sellers and Star Media Group, Inc. dated June 1, 1994, which fees shall be paid by Seller or his affiliates, Buyer and Seller represent and warrant that neither it or its affiliates nor any person or entity acting on its behalf has incurred any liability for any finders, or brokers' fees or commissions in connection with the transaction contemplated by this Agreement. Buyer agrees to indemnify and hold harmless Seller against any fee, commission, loss or expense arising out of any claim by any other broker or finder employed or alleged to have been employed by Buyer, and Seller agrees to indemnify and hold harmless Buyer against any fee, commission, loss or expense arising out of any claim by any other broker or finder employed or alleged to have been employed by any Seller.

                  Section 20. Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto will use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consulate and make effective the sale contemplated by this Agreement. From time to time after the Closing Date, without further consideration, Seller will, at Seller's expense, execute and deliver, or cause to be executed and delivered, such documents to Buyer as Buyer may reasonably request in order to more effectively vest in Buyer good title to the shares and to evidence the representations and warranties of Seller. From time to time after the Closing Date, without further consideration, Buyer will, at Buyer's expense, execute and deliver such documents to Seller as Seller may reasonably request in order to more effectively consummate the sale of the shares pursuant to this Agreement.

                  Section 21. Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of Seller and Buyer.

                  Section 22. Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 22.

                  Section 23. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as provided for herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either Buyer or Sellers hereto without the prior written consent of the other party.

                  The parties agree as follows:

                           (a) Without  the consent of Seller,  Buyer may assign
all or any of the rights and obligations under this Agreement to any other party. Furthermore, to the extent this Agreement is assigned by Buyer in accordance with the terms of this Section 23 to a party that is not an affiliate of Buyer, upon such assignment Buyer shall have no further obligations under this Agreement and Seller's only recourse under this Agreement shall be against such assignee of Buyer.

                           (b)  Except  as  expressly   provided  herein,   this
Agreement is not intended to, and shall not, confer upon any other person except the parties hereto any rights or remedies hereunder.

                  Section 24. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI (BUT NOT THE LAWS PERTAINING TO CHOICE OF LAW) AS TO ALL MATTERS, INCLUDING BUT NOT LIMITED TO MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES.

                  Section 25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 26. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  Section 27. Entire Agreement. This Agreement and the documents delivered pursuant to the Agreement, the Loan Agreement and the Option Agreement dated as of between Buyer and Seller, and the Purchase Agreement, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. This Agreement supersedes all prior negotiations, agreements and understandings between the parties with respect to the transactions contemplated by this Agreement and all letters of intent and other writings executed prior to the date hereof relating to such negotiations, agreements and understandings; provided that nothing herein shall affect the provisions of the Loan Agreement, the Option Agreement or the Purchase Agreement;

                  Section 28. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

                  Section 29. Press Releases. No press releases or other public announcements concerning this Agreement or the transactions contemplated hereby shall be made by any party hereto without the prior written consent of the other party unless the first such party is legally compelled to do so.

                  Section 30. Publicity.  Neither Seller nor Buyer shall make or issue  or  cause  to be made or  issued,  any  announcement  (written  or  oral)
concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall provide a draft copy thereof to the other party hereto, and consult with such other party concerning the timing and content of such announcement, before such announcement is made.

                  Section 31. Control of the Stations. Prior to the Closing, Buyer shall not, directly or indirectly, control, supervise or direct, or attempt to control, supervise or direct, the operation of the Owned Stations; such operation, including complete control and supervision of all of each Owned Station's programs, employees and policies,, shall be the sole responsibility of Seller and the Company.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            KEYMARKET OF SOUTH CAROLINA, INC.



                                            By:
                                               -------------------------------
                                                Name:
                                                Title:


                                            RIVER CITY BROADCASTING, L.P.

                                            By: Better Communications, Inc.
                                                General Partner



                                            By:
                                               -------------------------------
                                                Name:
                                                Title: